Exhibit 10.59
Newpark Resources, Inc.
Retirement Policy for U.S. Employees, as amended

Approved and Adopted April 6, 2015, amended as of February 19, 2019
By the Compensation Committee of the Board of Directors

Purpose: The Newpark Resources Inc. Retirement Policy for U.S. Employees, as amended effective February 19, 2019 (the “Policy”) is designed to provide retirement benefits to reward employees of Newpark Resources, Inc. and its subsidiaries (collectively, the “Company”) whose employment terminates pursuant to a Qualifying Retirement (as defined herein). This Policy may be amended, modified or discontinued at the discretion of the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Newpark Resources, Inc. at any time. This Policy applies exclusively to employees of the Company located in the U.S. and, as amended herein, shall include individuals who are “named executive officers.” To carry out the Policy, future awards under the Company’s Annual Cash Incentive and Long-Term Incentive Plans shall include special provisions involving vesting and payment where a participant’s employment ends by a Qualifying Retirement.

Definition of Qualifying Retirement
A “Qualifying Retirement” is defined as a voluntary termination of employment after accruing 70 “points” based on the sum of (i) age and (ii) full years of continued service with the Company, subject to the terms below.

▪	Employees must have attained at least age 60 for a Qualifying Retirement.

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Points are the sum of the employee’s age in whole numbers and full years of continued service as a full-time employee. Continued service is defined as the most recent uninterrupted period of full-time service with the Company. Unless otherwise specified by the Compensation Committee, service with an entity acquired by the Company shall be considered for this purpose only following the effective date of the acquisition.

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Unless otherwise required by law or established Company leave policy, employees will not accrue “service time” during a Company-approved employee leave that is unpaid, but an employee who returns to service immediately following the expiration of the leave will continue to accrue “service time” for periods prior to and following reinstatement as if the employment had been continuous.

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An Employee who is a “named executive officer” in the most recently filed Company proxy statement, and an employee who is an officer of the Company reporting directly to the Chief Executive Officer of the Company (collectively the “Reporting Officers”) must provide both the Chair of the Compensation Committee and (for Reporting Officers other than the Chief Executive Officer) the Chief Executive Officer with written notice of his/her planned retirement date at least six (6) months in advance thereof; provided, however, that advance notice by a Reporting Officer may be reduced or waived by the Compensation Committee (such notice period the “Applicable Notice Period”).

Newpark Resources, Inc.
Retirement Policy for U.S. Employees

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An Employee other than a Reporting Officer must provide the Chief Executive Officer written notice of his/her planned retirement date at least six (6) months in advance thereof, unless such notice is waived or reduced by the Chief Executive Officer (such notice period the “Applicable Notice Period”).

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As a condition to the receipt of the retirement benefits described below, the employee shall be required to timely execute and not revoke a release agreement including non-compete language in a form satisfactory to the Company.

Annual Cash Incentive Plan

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Qualifying Retirement occurs during the performance year: An employee who is a participant in the Annual Cash Incentive Plan receives a pro-rated settlement amount paid at the same time as other plan participants based on actual performance. Any amount attributable to a super over-achievement level would be paid over the deferred payout period that would have otherwise applied.

◦	Proration will be based on the application of the relevant annual cash incentive multiple to the compensation paid to the employee for the period of active service in the performance period.

◦
An award would be paid or settled only to the extent the applicable performance objectives and conditions to vesting and payment are met and the participant’s individual performance is rated as “meets goals/objectives” or better (i.e., a payout is not guaranteed).

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Qualifying Retirement occurs after completion of performance year, but before award is paid: An employee who is a participant in the Annual Cash Incentive Plan receives an unreduced settlement amount paid at the same time as other plan participants based on actual performance. Any amount attributable to a super over-achievement level would be paid over the deferred payout period that would have otherwise applied.

◦	“Unreduced” means that the settlement amount of the award is not pro-rated.

◦
An award would be paid or settled only to the extent the applicable performance objectives and conditions to vesting and payment are met and the participant’s individual performance is rated as “meets goals/objectives” or better (i.e., a payout is not guaranteed).

Long-Term Incentive Plan: Time-Vested Stock Options

▪	Unvested stock options continue to become exercisable after the participant’s Qualifying Retirement pursuant to the original vesting schedule, subject to certain limitations.

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For the award to receive Qualifying Retirement treatment, the date of grant must occur prior to the Applicable Notice Period, unless this requirement is waived by the Compensation Committee. If the date of grant occurs after the commencement of the Applicable Notice Period and the requirement has not been waived, the award, to the extent not vested by the time of the Qualifying Retirement, is forfeited.

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To the extent a stock option granted on or after April 6, 2015 becomes exercisable before or after a Qualifying Retirement, it will remain exercisable for the full remaining contractual term. Any option granted prior to April 6, 2015 that remains outstanding upon a Qualifying Retirement shall remain exercisable for the lesser of (A) the remaining contractual term, or (B) (i) one (1) year following the Qualifying Retirement for employees other than Reporting Officers, and (ii) two (2) years following the Qualifying Retirement for Reporting Officers.

Long-Term Incentive Plan: Time-Vested Restricted Stock Awards or Units

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Unvested restricted stock awards (RSAs) or restricted stock units (RSUs) will not vest for tax purposes upon a Participant’s Qualifying Retirement, and the restrictions on such RSAs and RSUs will continue to lapse pursuant to the original vesting schedule after the participant’s Qualifying Retirement, subject to certain limitations, including but not limited to those set forth below under “Employment with Competitor”.

Newpark Resources, Inc.
Retirement Policy for U.S. Employees

◦
For the award to receive Qualifying Retirement treatment, the date of grant must occur prior to the Applicable Notice Period, unless this requirement is waived by the Compensation Committee. If the date of grant occurs after the commencement of the Applicable Notice Period and the requirement has not been waived, the award, to the extent not vested by the time of the Qualifying Retirement, is forfeited.

Long-Term Incentive Plan: Performance-Based RSUs

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Qualifying Retirement occurs during the performance period: An employee who has received such an award receives a pro-rated settlement amount paid (in shares or cash) at the same time as other plan participants based on actual performance.

◦	Pro-ration will be based on the full number of months of service in the performance period, divided by the total number of months in the performance period.

◦
For the award to receive Qualifying Retirement treatment, the date of grant must occur prior to the Applicable Notice Period, unless this requirement is waived by the Compensation Committee. If the date of grant occurs after the commencement of the Applicable Notice Period and the requirement has not been waived, the award, to the extent not vested by the time of the Qualifying Retirement, is forfeited.

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As the award is performance-based, an award would be paid or settled only to the extent the applicable performance objectives and conditions to vesting and payment are met (i.e., a payout is not guaranteed).

▪
Qualifying Retirement occurs after completion of performance period, but before award is paid: An employee who has received such an award receives an unreduced settlement amount paid (in shares or cash) at the same time as other plan participants based on actual performance.

◦	“Unreduced” means that the settlement amount of the award is not pro-rated.

◦
As the award is performance-based, an award would be paid or settled only to the extent the applicable performance objectives and conditions to vesting and payment are met (i.e., a payout is not guaranteed).

Long-Term Cash Incentive Plan: Time-Based Cash Awards

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Unvested cash awards (CAs) will not vest for tax purposes upon a Participant’s Qualifying Retirement, and the restrictions on such CAs will continue to lapse pursuant to the original vesting schedule after the participant’s Qualifying Retirement, subject to certain limitations, including but not limited to those set forth below under “Employment with Competitor”.

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For the award to receive Qualifying Retirement treatment, the date of grant must occur prior to the Applicable Notice Period, unless this requirement is waived by the Compensation Committee. If the date of grant occurs after the commencement of the Applicable Notice Period and the requirement has not been waived, the award, to the extent not vested by the time of the Qualifying Retirement, is forfeited.

Long-Term Incentive Plan: Performance-Based CAs

▪
Qualifying Retirement occurs during the performance period: An employee who has received such an award receives a pro-rated settlement amount paid in cash at the same time as other plan participants based on actual performance.

◦	Pro-ration will be based on the full number of months of service in the performance period, divided by the total number of months in the performance period.

◦
For the award to receive Qualifying Retirement treatment, the date of grant must occur prior to the Applicable Notice Period, unless this requirement is waived by the Compensation Committee. If the date of grant occurs after the commencement of the Applicable Notice Period and the requirement has not been waived, the award, to the extent not vested by the time of the Qualifying Retirement, is forfeited.

Newpark Resources, Inc.
Retirement Policy for U.S. Employees

◦
As the award is performance-based, an award would be paid or settled only to the extent the applicable performance objectives and conditions to vesting and payment are met (i.e., a payout is not guaranteed).

▪
Qualifying Retirement occurs after completion of performance period, but before award is paid: An employee who has received such an award receives an unreduced settlement amount paid in cash at the same time as other plan participants based on actual performance.

◦	“Unreduced” means that the settlement amount of the award is not pro-rated.

◦
As the award is performance-based, an award would be paid or settled only to the extent the applicable performance objectives and conditions to vesting and payment are met (i.e., a payout is not guaranteed).

Employment with Competitor

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If, at any time, an individual who is eligible for Qualifying Retirement refuses to timely execute a release agreement with non-compete provisions or revokes a previously signed release agreement with non-compete provisions; or

▪	If, subsequent to a Qualifying Retirement, the individual commences employment with, or otherwise provides services as a consultant or independent contractor to, a competitor to the Company;
then, the following will occur:

◦	All unexercised stock options will be immediately forfeited and unexercisable,

◦	All unvested RSAs, RSUs and CAs will be immediately forfeited, and

◦	The individual will not be eligible to receive payouts with respect to Performance-Based RSUs or CAs.

◦	The individual will not be eligible to receive any payouts with respect to the Annual Cash Incentive Plan.

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The extension of the exercise period for any employee’s vested options shall no longer be effective and such vested options shall be exercisable only for the applicable period following the Qualifying Retirement in accordance with the respective option agreement and plan as if a Qualifying Retirement had not occurred.

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A competitor is defined generally as a company operating in the Oil and Gas Equipment and Services industry. The Compensation Committee hereby delegates to the Chief Executive Officer the authority to designate, from time to time, the specific competitors subject to this provision.

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An individual who terminates employment under a Qualifying Retirement may be required to submit written confirmation (on a periodic basis) confirming his/her continued compliance with this provision and failure to timely provide satisfactory written confirmation may be treated as failure to comply with the non-compete provisions of the release agreement.

Effective Date and Application of Policy

▪	The Policy, as amended effective February 19, 2019, was originally effective as of April 6, 2015, and amended as of June 10, 2017 and May 16, 2018.

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The Policy, inclusive of the limitations herein, will be applicable to (i) all grants on and after February 19, 2019 of equity awards under the Long Term Incentive Plan and cash awards granted under the Long Term Cash Incentive Plan, unless otherwise determined by the Compensation Committee with respect to subsequent one-time, special, and/or retention-based awards, (ii) all equity awards outstanding on February 19, 2019; (iii) all performance periods beginning with 2019 under the 2010 Annual Cash Incentive Plan; (iv) all cash awards outstanding on February 19, 2019 granted under the Long Term Cash Incentive Plan.

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The benefits provided by this Policy upon a Qualifying Retirement applicable to any compensatory award described herein shall be set forth in the applicable award agreement and shall be subject to the terms of such award agreement and the applicable plan document. In the event of any conflict between the terms of this Policy and such award agreement or applicable plan document, the terms

Newpark Resources, Inc.
Retirement Policy for U.S. Employees

of this Policy shall control; provided, however, that the terms of any Employment Agreement or other written agreement with the employee, if more favorable, shall control.

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Neither the adoption of this Policy, nor any amendment hereof, nor the creation of any fund, trust or account, nor the payment of any benefits, shall be constructed as giving any employee the right to be retained in the service of the Company, and all employees shall remain subject to discharge to the same extent as if this Policy had not been adopted.

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This Policy may be amended from time to time by the Compensation Committee; provided, however, that no amendment shall have the effect of diminishing the rights of an eligible employee under the terms of this existing Policy with respect to outstanding awards without the consent of the employee.

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It is intended that the provisions of the Policy either comply with, or be exempt from, Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), and all provisions of this Policy shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A. If the employee is a “specified employee” on the date on which the employee has a “separation from service” (other than due to death) (both within the meaning of Section 409A), any payment or distribution on account of a separation from service that is deferred compensation subject to the six- month delay rules of Section 409A shall take place on the earlier of (i) the first business day following the expiration of six months from the employee’s separation from service or (ii) such earlier date as complies with the requirements of Section 409A.